Exhibit 10.1

FORM OF LOCK-UP AGREEMENT

LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”) is made and entered into as of ________, 2026, by and among (i) ChampionsGate Acquisition Corp, a Cayman Islands exempted company (“Purchaser”), (ii) FutureMain AI Technologies Ltd., a Cayman Islands exempted company (“Pubco”), (iii) Futuremain Co., Ltd., a Korean company (the “Company”), and (iv) the undersigned (“Holders” and each a “Holder”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Business Combination Agreement.

WHEREAS, on ________, 2026, Purchaser, the Company, and other parties thereto entered into that certain Business Combination Agreement (as amended from time to time in accordance with the terms thereof, the “Business Combination Agreement”); and

WHEREAS, pursuant to the Business Combination Agreement, and in view of the valuable consideration to be received by each Holder thereunder, the parties desire to enter into this Agreement, pursuant to which 50% of the share consideration to be issued to each Holder (all such securities, together with any securities paid as dividends or distributions with respect to such securities or into which such securities are exchanged or converted, the “Restricted Securities”) shall become subject to limitations on disposition as set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and intending to be legally bound hereby, the parties hereby agree as follows:

1.	Lock-Up Provisions.

(a) Each Holder hereby agrees not to Transfer any of their Restricted Securities during the applicable lock-up periods (the “Lock-Up Period”) commencing on the Closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), as follows:

1.	With respect to fifty percent (50%) of their Restricted Securities, until the earlier to occur of: (A) six (6) months following the Closing, or (B) the date on which the closing price of the combined company’s shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations, and recapitalizations) for any twenty (20) trading days within any thirty (30) trading day period commencing after the Closing.

2.	With respect to the remaining fifty percent (50%) of their Restricted Securities, until six (6) months following the Closing.

For purposes of this Agreement, the term “Transfer” shall mean: (i) any sale, assignment, offer to sell, contract or agreement to sell, hypothecation, pledge, grant of any option to purchase, or other disposition of, directly or indirectly, any security, or the establishment or increase of a put equivalent position or liquidation with respect to, or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the SEC promulgated thereunder; (ii) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether such transaction is to be settled by delivery of such securities, in cash, or otherwise; or (iii) any public announcement of an intention to effect any transaction specified in clause (i) or (ii).

(b) The foregoing Section 1(a) shall not apply to the Transfer of any or all of the Restricted Securities owned by a Holder (i) to such Holder’s members, officers, directors, consultants or their affiliates, (ii) if such Holder is an entity, to its shareholders or members upon liquidation, (iii) by bona fide gift to a member such Holder’s immediate family or to a trust, the beneficiary of which is such Holder or a member of such Holder’s immediate family, in each case for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, or (ix) in the event that, subsequent to the consummation of a Business Combination, Pubco completes a liquidation, merger, capital share exchange or other similar transaction which results in all of Pubco’s shareholders having the right to exchange their Pubco Shares for cash, securities or other property, in each case (except for clauses (ix) or with Pubco’s prior written consent).

[Signature Page to Lock-Up Agreement]

(c) If any Transfer (except for any Transfer pursuant to Section 1(b)) is made or attempted contrary to the provisions of this Agreement, such purported Transfer shall be null and void ab initio, and Pubco shall refuse to recognize any such purported transferee of the Restricted Securities as one of its equity holders for any purpose. In order to enforce this Section 1, Pubco may impose stop-transfer instructions with respect to the Restricted Securities of any Holder (and any permitted transferees and assigns thereof) effective until the end of the Lock-Up Period.

(d) During the Lock-Up Period, each certificate evidencing any Restricted Securities shall be stamped or otherwise imprinted with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A LOCK-UP AGREEMENT, DATED AS OF ________, 2026, BY AND AMONG THE ISSUER OF SUCH SECURITIES (THE “ISSUER”), THE ISSUER’S SECURITY HOLDER NAMED THEREIN AND OTHER PARTIES THERETO AS AMENDED. A COPY OF SUCH LOCK-UP AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

The Pubco shall take all necessary actions, including removal of the legends and giving notice to the transfer agent, to ensure that, upon release of the lock-up, the shareholder is able to trade the Restricted Securities without delay.

(e) For the avoidance of any doubt, each Holder shall retain all of its rights as a shareholder of Pubco with respect to the Restricted Securities during the Lock-Up Period, including the right to vote any Restricted Securities, but subject to the obligations applicable to such Holder under the Business Combination Agreement.

2.	Representations and Warranties.

(a) Representations and Warranties. Each of the parties hereto, by their respective execution and delivery of this Agreement, hereby represents and warrants to the others that (x) such party has the full right, capacity and authority to enter into, deliver and perform its respective obligations under this Agreement, (y) this Agreement has been duly executed and delivered by such party and is the binding and enforceable obligation of such party, enforceable against such party in accordance with the terms of this Agreement, and (z) the execution, delivery and performance of such party’s obligations under this Agreement will not conflict with or breach the terms of any other agreement, contract, commitment or understanding to which such party is a party or to which the assets or securities of such party are bound. Each Holder has independently evaluated the merits of its decision to enter into and deliver this Agreement, and such Holder confirms that it has not relied on the advice of Pubco, Pubco’s legal counsel, or any other person.

(b) Beneficial Ownership. Each Holder hereby represents and warrants that it does not beneficially own, directly or through its nominees (as determined in accordance with Section 13(d) of the Exchange Act, and the rules and regulations promulgated thereunder), any shares of capital stock of Pubco, or any economic interest in or derivative of such stock, other than those shares of Pubco capital stock specified on the signature page hereto. For purposes of this Agreement, the term Restricted Securities shall also include any shares of Pubco capital stock acquired by such Holder during the Lock-Up Period, if any.

(c) No Additional Fees/Payment. Other than the consideration specifically referenced herein, the parties hereto agree that no fee, payment or additional consideration in any form has been or will be paid to any Holder in connection with this Agreement.

[Signature Page to Lock-Up Agreement]

3.	Miscellaneous

(a) Termination of Business Combination Agreement. This Agreement shall be binding upon each Holder upon such Holder’s execution and delivery of this Agreement, but this Agreement shall only become effective upon the Closing. Notwithstanding anything to the contrary contained herein, in the event that the Business Combination Agreement is terminated in accordance with its terms prior to the Closing, this Agreement shall automatically terminate and become null and void, and the parties shall not have any rights or obligations hereunder.

(b) Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. This Agreement and all obligations of each party are personal to such party, as applicable, and may not be transferred or delegated by such party at any time. Pubco may assign any or all of its rights under this Agreement, in whole or in part, to any successor entity (whether by merger, consolidation, equity sale, asset sale or otherwise) subject to the prior written consent of the other parties hereto.

(c) Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a party hereto or thereto or a successor or permitted assign of such a party.

(d) Governing Law; Jurisdiction. This Agreement and any dispute or controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of law principles thereof. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court located in the City of New York, in the State of New York (or in any appellate courts thereof) (the “Specified Courts”). Each party hereto hereby (i) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto and (ii) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 3(g). Nothing in this Section 3(d) shall affect the right of any party to serve legal process in any other manner permitted by applicable law.

(e) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3(e).

(f)  Interpretation. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

[Signature Page to Lock-Up Agreement]

(g)  Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by email, (iii) one Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable party at the following addresses (or at such other address for a party as shall be specified by like notice):

If to Pubco, to:	with a copy (which will not constitute notice) to:

419 Webster Street Monterey, CA 93940 Attn: Boon Liat Timothy Lim Email: tlim8888@gmail.com	Faegre Drinker Suite 2702, Park Place 1601 Nanjing Road West, 200040 Shanghai The People’s Republic of China Attn: Wendy Yan Email: wendy.yan@faegredrinker.com

If to the Company, to:	With a copy to (which shall not constitute notice):

Futuremain Co., Ltd. Unit 10, 20th Floor, SK View Lake Tower 25 Beopjo-ro, Yeongtong-gu, Suwon-si, Gyeonggi-do Republic of Korea Attn: Shinhye Lee Email: futuremain@futuremain.com	Pillsbury Winthrop Shaw Pittman LLP
Suite 3001, 30th Floor
Jing An Kerry Center, Tower 2
1539 Nanjing Road West, Shanghai 200041
The People’s Republic of China
Attn: Jia Yan
Email: jia.yan@pillsburylaw.com

If to the Purchaser, to:	With a copy to (which shall not constitute notice):

419 Webster Street Monterey, CA 93940 Attn: Boon Liat Timothy Lim Email: tlim8888@gmail.com	Faegre Drinker Suite 2702, Park Place 1601 Nanjing Road West, 200040 Shanghai The People’s Republic of China Attn: Wendy Yan Email: wendy.yan@faegredrinker.com

If to a Holder, to:

the address set forth below such Holder’s name

on the signature page of such Holder to this Agreement

(h) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of Purchaser, the Company, Pubco and each Holder. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

[Signature Page to Lock-Up Agreement]

(i) Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

(j) Specific Performance. Each Holder acknowledges that its obligations under this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement by such Holder, money damages will be inadequate and Pubco will have no adequate remedy at law, and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by such Holder in accordance with such Holder’s specific terms or were otherwise breached. Accordingly, each of Purchaser, the Company and Pubco shall be entitled to an injunction or restraining order to prevent breaches of this Agreement by any Holder and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.

(k) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Business Combination Agreement or any Ancillary Document. Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights or remedies of Purchaser, the Company and Pubco or any of the obligations of any Holder under any other agreement between such Holder and Purchaser, the Company or Pubco or any certificate or instrument executed by any Holder in favor of Purchaser, the Company or Pubco, and nothing in any other agreement, certificate or instrument shall limit any of the rights or remedies of Purchaser, the Company or Pubco or any of the obligations of any Holder under this Agreement.

(l) Further Assurances. From time to time, at another party’s request and without further consideration (but at the requesting party’s reasonable cost and expense), each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(m) Counterparts. This Agreement may also be executed and delivered in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Purchaser:

CHAMPIONSGATE ACQUISITION CORP

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Company:

FUTUREMAIN CO., LTD.

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Pubco:

FutureMain AI Technologies Ltd.

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

Holder:

By:
Name:

Address for Notice:

Address:

Facsimile No:

Telephone No:

Email:

[Signature Page to Lock-Up Agreement]